UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
______________
FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2009
AUTOMATIC DATA PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 974-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	Amendment to Supplemental Officers Retirement Plan

On November 10, 2009, the board of directors of Automatic Data Processing, Inc. (the “Company”) approved amendments to the Company’s Supplemental Officers Retirement Plan (the “SORP”). The amendments will be effective January 1, 2010.

Changes for Grandfathered Participants: The definition of final average annual pay used when calculating benefits for grandfathered participants (active participants who are age 50 or older on January 1, 2009 and who were already earning benefits under the SORP on January 1, 2008) has been revised to exclude performance-based restricted stock awards, and the formulas used to compute benefits for grandfathered participants after 2009 have also been revised.

On and after January 1, 2010 the following formulas will be used to determine the SORP benefits of Gary C. Butler, Christopher R. Reidy, Regina R. Lee and Benito Cachinero, four of our named executive officers who are grandfathered participants:

Mr. Butler – the product of (i) Mr. Butler’s final average annual pay, (ii) future service period up to 20 years, (iii) 1.95% and (iv) his vested percentage. Mr. Butler’s annual plan benefit cannot exceed 39% of his final average annual pay.

Messrs. Reidy and Cachinero and Ms. Lee – the product of (i) the participant’s final average annual pay, (ii) future service period up to 18.75 years, (ii) 2.4% and (iv) the participant’s vested percentage. The annual plan benefit for each of Messrs. Reidy and Cachinero and Ms. Lee cannot exceed 45% of the participant’s final average annual pay.

A grandfathered participant’s benefit under the SORP will not be less than the participant’s benefit determined as of December 31, 2009, taking into account the participant’s actual vesting service through the date of his termination of employment.

Early retirement benefits for grandfathered participants will be calculated using the factors applicable to participants who are not grandfathered participants, except when determining the protected early retirement benefit accrued as of December 31, 2009.

Changes Applicable to All Participants: For both benefit accrual and vesting credit, service will be determined based on the number of months elapsed from the later of a participant’s entry into the plan and January 1, 1989 and subject, in the case of vesting, to a schedule set forth in the SORP.

The SORP has been further revised so that effective after December 31, 2009, our chief executive officer will no longer be able to grant service credit in his discretion to SORP participants who are involuntarily terminated or who receive severance from the Company.

This description of the amendments to the SORP is qualified in its entirety by reference to the Amended and Restated SORP, which is filed as Exhibit 10.4 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description
10.4	Amended and Restated Supplemental Officers Retirement Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2009

AUTOMATIC DATA PROCESSING, INC.
By:	/s/ James B. Benson
Name: James B. Benson Title: Vice President

Exhibit Index

Exhibit Number	Description
10.4	Amended and Restated Supplemental Officers Retirement Plan